                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): October 20, 2005

                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                        (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                                       2244 Walnut Grove Avenue
                                                            (P.O. Box 800)
                                                      Rosemead, California 91770
                                     (Address of principal executive offices, including zip code)

                                                             626-302-1212
                                         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

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                                            Section 5 - Corporate Governance and Management

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On October 20, 2005, the Board of Directors of Southern California Edison Company ("SCE"), elected John R. Fielder as
President of SCE, effective October 20, 2005.  Mr. Fielder is 60 years of age.  Mr. Fielder has been serving as Senior Vice
President, Regulatory Policy and Affairs of SCE since February 1998.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

         Effective October 20, 2005, the Board of Directors of SCE adopted an amendment to Article II, Section 2 of the Bylaws of
SCE, changing the date of the annual meetings of shareholders from the third Thursday in May to the fourth Thursday in April.  The foregoing description is qualified by reference to the Bylaws of SCE, as amended to and including October 20, 2005, filed as Exhibit
3.1 hereto and incorporated by reference herein.

                                             Section 9 - Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits

(c)      Exhibits

         See the Exhibit Index below.

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                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SOUTHERN CALIFORNIA EDISON COMPANY
                                                     (Registrant)

                                                     /s/ Linda G. Sullivan
                                                     -----------------------------------
                                                     Linda G. Sullivan
                                                     Vice President and Controller

Date:  October 26, 2005

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                                                             EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

3.1                     Bylaws of Southern California Edison Company, as Amended to and Including October
                        20, 2005.